Exhibit 10.1

INDEPENDENCE BANCSHARES, INC.

2012 OFFERING

FINAL SUBSCRIPTION AGREEMENT FOR SHARES OF COMMON STOCK

This Final Subscription Agreement (the “Agreement”), dated as of December __, 20121, is made by and between Independence Bancshares, Inc. (the “Company”), a South Carolina corporation and bank holding company for Independence National Bank (the “Bank”), and the subscriber identified on the signature page hereto (the “Subscriber”). This Agreement supersedes any prior Subscription Agreements between the parties relating to the Offering, as that term is defined below.

We are seeking to raise up to $15 million in this offering to accredited investors and a limited number of nonaccredited investors under an exemption from registration under the Securities Act of 1933 (the “Securities Act”) and similar state securities laws (the “Offering”) and up to $16 million through a combination of this Offering and a follow-on public offering to our existing shareholders, in each case for the issuance of shares of our common stock, par value $0.01 per share, at price of $0.80 per share.

Contemporaneously with the execution and delivery of this Agreement, the Company will enter into a registration rights agreement with and for the benefit of the investors in the Offering (collectively, and together with the Subscriber, the “Investors”), substantially in the form attached as Exhibit A hereto (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the shares of the Company’s common stock being offered hereby.

In consideration of the Company’s agreement to accept Subscriber as a shareholder of the Company upon the terms and conditions set forth herein and as further set forth in the final private placement memorandum dated December 22, 2012, together with any amendments or supplements thereto (the “Final PPM”) provided to Subscriber, the Subscriber hereby agrees and represents:

1.

Subscription and Acceptance of Subscription. Subject to the terms and conditions contained in the this Agreement, Subscriber hereby irrevocably subscribes to purchase from the Company, and upon acceptance of this Agreement by the Company as evidenced by its execution and delivery and in reliance on Subscriber’s representations, warranties, and covenants contained herein, the Company agrees to issue and sell to Subscriber such number of shares of common stock as may be purchased for the aggregate investment amount set forth on the signature page hereof (the “Shares”) or such lesser number of Shares that the Company shall allocate to Subscriber as indicated on the Company’s countersignature page hereto. This Agreement will not be deemed to be accepted by the Company until it is signed by the Company and returned to the Subscriber.

2.

Form of Payment. The Company has entered into an escrow agreement with SCBT, a form of which has been, or will be, provided to Subscriber upon request, pursuant to which SCBT shall serve as the Company’s independent escrow agent (together with any successor escrow agent, the “Escrow Agent”) in connection with the Offering. Subscriber will purchase the Shares: (x) by delivering a check, certified check, or money order payable to “SCBT, as Escrow Agent for Independence Bancshares, Inc.” to: Independence Bancshares, Inc., Attention: Lawrence R. Miller, 500 East Washington Street, Greenville, South Carolina 29601, or to: SCBT, Attention: Escrow Officer, 189 Sea Island Parkway, Beaufort, SC 29907, or (y) by wire transfer to the Company’s escrow account pursuant to the following wire instructions: SCBT, 950 John C. Calhoun Drive, Orangeburg, SC 29115, ABA #: 053200983, Beneficiary Name: SCBT as Escrow Agent for Independence Bancshares, Inc., Beneficiary account #: 500000930, in either case in an amount equal to the aggregate investment amount set forth on the signature page hereof. Subscriber agrees to deliver the subscription fund no later than 1:00pm EST on Wednesday, December 26, 2012. The Company will promptly deposit any subscription funds received by it into the Company’s escrow account with the Escrow Agent.

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1 To be completed by the Company upon its execution.

Subscriber’s Initials:

3.

Closing.  The closing of the Offering (the “Closing”) shall occur at the offices of the Company in Greenville, South Carolina, or at such other location as the parties may mutually agree (provided that the parties shall cooperate to effect a closing by mail, email, facsimile, or courier such that an actual convening of the parties for a closing is unnecessary), at 5:00pm EST on Monday, December 31, 2012 (the “Closing Date”) or at such earlier date as the Company may determine. We currently contemplate raising approximately $14 million and may raise up to $15 million in this Offering, but there is no minimum number of Shares that must be sold in either this Offering or our anticipated follow-on offering in order for us to hold a closing under either offering.

4.

Representations and Warranties of the Subscriber.  Subscriber represents and warrants to, and agrees with, the Company that the following statements are true as of the date hereof and will be true and correct as of the Closing Date:

(a)

Subscriber acknowledges that this Agreement is a subscription agreement to purchase the Shares in the aggregate amount set forth on the signature page hereto. Subscriber understands that once this Agreement is tendered to the Company, Subscriber is not entitled to revoke it without the consent of the Company and that this Agreement shall survive Subscriber’s death or disability. Subscriber also understands that the Company reserves the right, in its sole discretion, to accept or reject this subscription, in whole or in part, at any time prior to the acceptance hereof and that if the Company rejects Subscriber’s subscription, in whole or in part, the Company will direct the Escrow Agent to refund the amount remitted for Shares for which the subscription is rejected without interest or deduction. Subscriber further acknowledges that the Company may agree to modifications to another Investor’s subscription agreement to reflect such Investor’s facts and circumstances or to accommodate needs and requests of such Investor.

(b)

Subscriber is an “accredited investor” as defined by Rule 501(a) promulgated under the Securities Act as indicated in the Accredited Investor Questionnaire attached as Exhibit B hereto. Subscriber’s responses to the Accredited Investor Questionnaire are true, complete, and accurate, and the Company may rely on Subscriber’s representations in the Accredited Investor Questionnaire. In connection with the purchase of the Shares, Subscriber meets all suitability standards imposed on him by any applicable state securities, or “blue sky,” laws. If there should be any change in any such information prior to the Company’s acceptance of this Agreement, Subscriber will immediately provide the Company with such corrected information. Subscriber is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”).

(c)

Subscriber understands that an investment in the Company is speculative and involves a high degree of risk, including the loss of Subscriber’s entire investment in the Company. Subscriber represents and warrants that Subscriber (i) has no need for liquidity of Subscriber’s investment in the Company, (ii) has a net worth sufficient to bear the risk of losing Subscriber’s entire investment in the Company, (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period, (iv) has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and can protect Subscriber’s own interests, and (iv) has (either alone or together with any advisors that Subscriber has retained in connection with evaluating the merits and risks of prospective investments) such knowledge and experience in financial and business matters generally, and with respect to the Company and the Bank in particular, that Subscriber is capable of evaluating the merits and risks of the investment in the Shares.

(d)

Subscriber understands that the Company is raising capital in the Offering to improve the Bank’s capital ratios and to position the Bank to expand its business model to include serving as a payments clearing, settlement, and transaction services bank for mobile and network-connected devices and other types of payments. Subscriber understands that the net proceeds of the Offering will be used primarily to provide additional capital to the Bank in order to increase the Bank’s capital ratios and absorb any potential losses that may be incurred in connection with the reduction of the Bank’s adversely classified index and that the Bank intends to work with the OCC to determine how much of the Bank’s adversely classified portfolio to dispose of, and when these dispositions should be made, in order to reduce the adversely classified index to an acceptable level, while still preserving capital, and permit the Bank to be released from its Consent Order (as defined below). The Company may use a portion of the remaining proceeds, if any, to grow the core business of the Bank or to fund the continuous development of the payment and transaction services business.

Subscriber’s Initials:

(e)

Subscriber has had an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the Offering and the Shares, the condition, financial and otherwise, of the Company, and the current and intended business plans of the Bank. Subscriber also understands that the Company will, upon Subscriber’s request, make available to Subscriber a copy of any information regarding the Company or the Bank and their respective operations which the Company possesses or can obtain without unreasonable expense (the “Written Information”). Subscriber has received and had an opportunity to carefully review the Final PPM, including the “Risk Factors” section contained therein, the Appendices attached thereto, and the Company’s most recent Forms 10-K, 10-Q, and Proxy Statement located on the Securities and Exchange Commission’s (the “SEC”) website and incorporated by reference into the Final PPM (the “SEC Filings”), and all other Written Information that Subscriber has requested in connection with Subscriber’s decision to make this investment (collectively, the “Offering Materials”). Subscriber acknowledges that Subscriber has conducted Subscriber’s own due diligence with respect to the Company, the Shares, and any other matter which Subscriber believes to be material to the decision to invest in the Company and further acknowledges that Subscriber is making an investment decision based on this due diligence. The Subscriber acknowledges that the Company has given no legal, tax, accounting or business advice regarding the consequences of an investment in the Shares by the Subscriber, that the consequences to the Subscriber of such an investment depend on the Subscriber’s individual circumstances and that the Subscriber has consulted the Subscriber’s own legal, tax, accounting and financial advisors, if any, as Subscriber, in Subscriber’s discretion, has deemed necessary or appropriate in connection with Subscriber’s due diligence and decision to invest in the Company.

(f)

Subscriber acknowledges that the Offering Materials have been prepared and approved solely by the Company. Subscriber understands that the Company's legal counsel and financial advisers may have assisted the Company in the preparation of the Offering Materials but that such parties are not responsible for the contents or disclosures in the Offering Materials. Subscriber understands that Subscriber is solely responsible for Subscriber’s own due diligence investigation. Subscriber understands that the Company's legal counsel and financial advisers have represented the Company in this matter and do not represent Subscriber and do not make any representations to Subscriber regarding the Offering Materials or any investment in the Company.

(g)

Subscriber understands that the Final PPM and the Written Information are confidential and agrees that the Final PPM, the Written Information, and any other non-public information provided to Subscriber by or on behalf of the Company in connection with the Offering (collectively, the “Confidential Information”) shall be kept in confidence by Subscriber, except that this obligation shall not apply to any such Confidential Information that (i) is part of the public knowledge or literature and readily accessible as of the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), or (iii) is received from a third party (except a third party who discloses such Information in violation of any confidentiality agreement). This obligation does not prohibit Subscriber’s discussion of such Confidential Information with Subscriber’s counsel, accountant, or other financial adviser (in each case, who agrees to keep the Confidential Information confidential) solely for the purpose of assisting Subscriber’s analysis and assessment of such Confidential Information and an investment in the Company. Subscriber understands (and has advised Subscriber’s representatives who have been apprised of this matter) Subscriber’s responsibility under the federal and state securities laws with respect to purchasing or selling securities of the Company about which Subscriber (or Subscriber’s Representatives) has material, nonpublic information and agrees that Subscriber will neither use, nor cause any third party to use, any information in contravention of such securities laws or any rules or regulations promulgated thereunder.

(h)

Subscriber understands (i) that the issuance of the Shares has not been registered under the Securities Act or any applicable state securities laws and that the Shares are being offered in reliance upon an exemption from registration under the Securities Act and such state securities laws, (ii) that the Company’s reliance upon such exemptions is based in part upon Subscriber’s representations, warranties, and agreements contained in this Agreement and the Accredited Investor Questionnaire attached hereto, (iii) that the Shares will be restricted securities under the federal and state securities laws, (iv) that, in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act and any applicable state securities laws, the Shares must be held indefinitely, and (v) that, only in certain limited circumstances, may the Shares be resold or otherwise transferred pursuant to an exemption from registration under the Securities Act and any state securities laws.

(i)

Subscriber understands that the Shares to be issued pursuant to this Agreement have not been passed on as to the fairness or recommended or endorsed by any federal or state agency. Subscriber also understands

Subscriber’s Initials:

that Shares are not savings accounts, deposits, or other obligations of any bank, including the Bank, and are not insured by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

(j)

Subscriber is purchasing the Shares for Subscriber’s own account, solely for investment purposes, and not for distribution or resale to others, and Subscriber agrees that Subscriber will not sell or otherwise transfer the Shares unless the Shares have been registered under the Securities Act and applicable state securities laws, or, in the opinion of counsel acceptable to the Company, an exemption therefrom is available.

(k)

Subscriber is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement or general solicitation.

(l)

Subscriber has all requisite power and authority (including, if the Subscriber is a natural person, full legal capacity, or, if the Subscriber is not a natural person, full corporate or other entity power and authority) to enter into and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action, and no further consent or authorization of the Subscriber, or, if the Subscriber is not a natural person, Subscriber’s board of directors, shareholders, members, beneficiaries or others, is required. This Agreement, when executed and delivered by Subscriber, constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms (except to the extent enforceability may be limited by the application of bankruptcy, receivership, conservatorship, reorganization, insolvency and similar laws affecting creditors’ rights generally and equitable principles being applied at the discretion of a court before which any proceeding may be brought, and to limitations on the rights to indemnity and contribution hereunder that exist by virtue of public policy under federal and state securities laws).

(m)

If Subscriber is not a natural person, Subscriber (i) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, (ii) has its principal place of business at the address set forth on the signature page attached hereto, and (iii) has not been formed for the specific purpose of acquiring the Shares.

(n)

 If Subscriber is not a natural person, the undersigned has been duly authorized and is duly qualified to execute and deliver this Agreement and all other instructions executed and delivery on behalf of Subscriber in connection with the purchase of the Shares, and the signature of the undersigned will be binding upon the Subscriber.

(o)

No consent, approval, or authorization of, or registration, filing or declaration with, any Governmental Authority is required to be obtained by Subscriber in connection with the transaction contemplated by this Agreement, other than those that have been made or will be timely made or that would not have a material and adverse effect on Subscriber’s ability to consummate the transaction contemplated by this Agreement. The execution and delivery of this Agreement and the performance of the Subscriber’s obligations hereunder and thereunder has not and will not (i) violate or conflict with, in any material respect, any material agreement to which the Subscriber is a party, or, if the Subscriber is not a natural person, any of the certificate or articles of incorporation or organization, bylaws, partnership agreement, limited partnership agreement, limited liability company operating agreement, or similar formation or governing document, as applicable, that is applicable to the Subscriber, or (ii) violate or conflict in any material respect with any laws, rules, regulations or orders of any Governmental Authority. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

(p)

Subscriber, together with any other Person2 that may be affiliated with Subscriber or deemed to be acting in concert with Subscriber under the Change in Bank Control Act of 1978 (the “CBCA”) or the Bank

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2 “Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Securities Exchange Act of 1934).

Subscriber’s Initials:

Holding Company Act of 1956 (the “BHCA”), will not beneficially own, control or have the power to vote in excess of 9.9% of the shares of common stock outstanding of the Company immediately after the issuance of the Shares. Further, Subscriber represents and warrants that:

(i)

Subscriber has no present intention of acquiring control of the Company or the Bank for purposes of the CBCA or the BHCA (“Control”) and will not acquire Control of the Company or the Bank in the future without the prior approval of the applicable governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company or the Bank (each a “Regulatory Authority” and together, the “Regulatory Authorities”);

(ii)

Subscriber has not and will not participate with any Person in any agreement, understanding, joint activity or parallel action, whether written, verbal or other, towards a common goal between or among such Persons of acquiring Control of the Company or the Bank;

(iii)

Subscriber has reached Subscriber’s decision to acquire the Shares independent from any other subscriber in the Offering;

(iv)

Subscriber is not managed or advised by an investment manager who performs the same services for any other subscriber in the Offering;

(v)

Subscriber understands that if Subscriber has either the same place of employment, a family relationship, or other affiliation (other than a charitable, educational or non-profit association) with any Person and together Subscriber and such Person would own more than 9.9% of the Company’s common stock, then Subscriber and such Person shall be prohibited from serving on the board of directors of the Company or the Bank without prior regulatory non-objection;

(vi)

Subscriber will not, without first determining whether the prior approval of the applicable Regulatory Authorities is required and, if such approval is required, obtaining such approval, directly or indirectly seek to appoint any director or executive officer to the Company or otherwise attempt to direct the management or policies of the Company (it being understood that the foregoing shall not limit Subscriber’s right to vote Subscriber’s shares at any shareholders’ meeting or pursuant to a written request sought by the Company);

(viii)

Subscriber understands that if Subscriber owns more than a 9.9% financial interest in any vendor that provides services to the Company or the Bank or is on the board of directors of such vendor, Subscriber shall be prohibited from serving on the Company’s or the Bank’s board of directors without prior regulatory non-objection for so long as Subscriber owns such interest in the vendor or is on the vendor’s board; and

(vi)

Subscriber is not a bank or bank holding company.

(q)

Subscriber will cooperate and consult with the Company and use commercially reasonable efforts to provide any necessary and customary information and data, to prepare and file or submit any necessary and customary documentation, to provide evidence of non-control of the Company and the Bank (including, if requested, by executing and delivering to the applicable Regulatory Authorities passivity and disassociation commitments and commitments not to act in concert with respect to the Company or the Bank (the “Commitments”) in the forms customary for transactions similar to the transaction contemplated hereby), and to effect any application, notices, petitions, filings, submissions and other documents (if any), and to obtain all necessary and customary permits, consents, orders, approvals, clearances, determinations, and authorizations of, or any exemption by, all third parties and Regulatory Authorities (if any), in each case, that the Company believes is necessary or advisable to consummate the transactions contemplated by this Agreement. Subscriber agrees to execute and deliver such further certificates, agreements, documents and other instruments and take such other actions (if any) as the Company may reasonably request to consummate or implement the purchase of the Shares contemplated hereby.

(r)

Subscriber acknowledges and agrees that it never has been represented, guaranteed or warranted by the Company, any of the officers, directors, shareholders, partners, employees or agents of the Company, or any other persons, whether expressly or by implication, that: (a) the Company or the Subscriber will realize any given

Subscriber’s Initials:

percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Subscriber’s investment in the Company; or (b) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Shares or of the Company’s activities.

(s)

SUBSCRIBER SHOULD CHECK THE OFFICE OF FOREIGN ASSETS CONTROL WEBSITE AT WWW.TREAS.GOV/OFAC BEFORE MAKING THE FOLLOWING REPRESENTATIONS:

(i)

Subscriber understands that federal regulations and executive orders administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.

(ii)

Subscriber represents that no portion of the purchase price for Shares is, or will be, directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals3 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(iii)

To the best of Subscriber’s knowledge, none of: (1) Subscriber; (2) any person controlling or controlled by Subscriber; (3) if Subscriber is a privately-held entity, any person having a beneficial interest in Subscriber; or (4) any person for whom Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective Subscriber if such prospective Subscriber cannot make the representation set forth in the preceding paragraph. Subscriber agrees to promptly notify the Company should Subscriber become aware of any change in the information set forth in these representations. Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of Subscriber, by segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose Subscriber’s identity to OFAC.

(iv)

To the best of Subscriber’s knowledge, none of: (A) Subscriber; (B) any person controlling or controlled by Subscriber; (C) if Subscriber is a privately-held entity, any person having a beneficial interest in Subscriber; or (D) any person for whom Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure4, or any immediate family member5 or close associate6 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(v)

If Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a

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3 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

4 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

5 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and inlaws.

6 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

Subscriber’s Initials:

Foreign Bank, Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(t)

Subscriber hereby agrees that none of the Company, the placement agent or any of their respective affiliates, officers, directors, principals, members or employees, shall incur any liability (i) in respect of any action taken upon any information provided to the Company or the placement agent by the Subscriber or for relying on any notice, consent, request, instructions or other instrument believed, in good faith, to be genuine or to be signed by properly authorized persons on behalf of the Subscriber, including any document transmitted by facsimile or electronically, or (ii) for adhering to the anti-money laundering obligations set out herein or anti-money laundering laws and regulations of the United States or any similar law whether nor or hereinafter in effect.

(u)

Subscriber acknowledges and agrees that the Company’s placement agent shall rely on this Agreement, including Subscriber’s representations and warranties above and in the Accredited Investor Questionnaire.

5.

Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Subscriber that the following statements are true as of the date hereof and will be true and correct as of the Closing Date:

(a)

The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of South Carolina, and the Bank is a nationally chartered bank duly organized, validly existing and in good standing under the laws of the United States. The Company and the Bank each have the corporate power and full authority under such laws to own its properties and conduct its business in all material respects as now being conducted as described in the Final PPM. The Bank’s deposit accounts are insured up to applicable limits by the FDIC. Other than the Bank, the Company does not have any subsidiaries.

(b)

As of December 12, 2012, the authorized capital stock of the Company was 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which there were 2,085,010 shares of common stock and no shares of preferred stock outstanding. All of the outstanding shares of common stock have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights, resale rights, rights of first refusal, or similar rights. All of the outstanding shares of capital stock of the Bank have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights, resale rights, rights of first refusal, or similar rights, and are owned directly or indirectly by the Company, free and clear of all security interests, liens, encumbrances, equities, or claims. Except as described in the Final PPM and for the rights under this Agreement (together with all similar subscription agreements entered between Investors and the Company with respect to the Offering, the “Subscription Agreements”), the Registration Rights Agreements, and any other transaction documents entered into in connection with this Offering, there are no options, warrants, or other rights, agreements, arrangements, or commitments to which the Company is a party or by which the Company is bound relating to the issued or unissued shares of common stock of the Company.

(c)

The Shares sold in this Offering have been duly authorized by the Company and, when issued and delivered as provided in the Final PPM, will be validly issued, fully paid, and non-assessable, will be free of any preemptive or similar rights, and will have been issued in compliance with all applicable federal and state securities laws.

(d)

The Company has the corporate power and authority to enter into and perform its obligations under this Agreement and will have the corporate power and authority prior to the execution and delivery of the Registration Rights Agreement to be entered into connection herewith and the other transactions documents necessary to effectuate and close the Offering to which it is or will be a party and to carry out its obligations hereunder and thereunder, which includes the issuance of the Shares to be sold in this Offering. The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, and other transaction documents to which it is or will be a party and the consummation of the transactions contemplated hereby and thereby have been or

Subscriber’s Initials:

will be duly authorized by all necessary corporate action on the part of the Company as of the Closing Date, and no further approval or authorization will be required on the part of the Company or its shareholders. This Agreement, the Registration Rights Agreement, and the other transaction documents to which the Company is or will be a party are or will be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms (except to the extent enforceability may be limited by the application of bankruptcy, receivership, conservatorship, reorganization, insolvency and similar laws affecting creditors’ rights generally and equitable principles being applied at the discretion of a court before which any proceeding may be brought, and to limitations on the rights to indemnity and contribution hereunder that exist by virtue of public policy under federal and state securities laws).

(e)

The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, and the other transaction documents to which it is or will be a party, the consummation of the transactions contemplated hereby and thereby, and compliance by the Company with any of the provisions hereof and thereof will not violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or the Bank under any of the terms, conditions or provisions of (A) the articles of incorporation or bylaws of the Company or the Bank, or (B) any agreement or other instrument or obligation to which the Company or the Bank is a party or by which it or the Bank may be bound, or to which the Company or the Bank or any of the properties or assets of the Company or the Bank may be subject, or (C) subject to compliance with the statutes and regulations referred to in paragraph (f) below, violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or the Bank or any of their respective properties or assets except, in the case of clauses (B) and (C), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. “Material Adverse Effect” means a material adverse effect on (1) the business, results of operation or financial condition of the Company and the Bank taken as a whole; provided that Material Adverse Effect shall not be deemed to include the effects of (A) any facts, circumstances, events, changes or occurrences generally affecting businesses and industries in which the Company operates, or the financial or securities markets and credit markets in the United States or elsewhere in the world, including effects on such businesses or markets resulting from any regulatory or political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war, terrorism, or work stoppages, (B) changes in generally accepted accounting principles in the United States (“GAAP”) or regulatory accounting requirements applicable to depository institutions and their holding companies generally (or authoritative interpretations thereof), or (C) changes in banking and other laws of general applicability or related policies or interpretations of Governmental Authorities, or (2) the ability of the Company timely to consummate the Offering and the other transactions contemplated by the Final PPM.

(f)

Other than in connection or in compliance with the provisions of the Securities Act and applicable state securities laws, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Authority is necessary on the part of the Company in connection with the sale of the Shares in the Offering and the other transactions contemplated by the Final PPM and transaction documents.

(g)

The SEC Filings, when they were filed with the SEC, as the case may be, conformed as to form in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder, and none of such documents, when they were filed with the SEC, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(h)

The Final PPM, as of the date thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(i)

Assuming the accuracy of the representations and warranties made by the Subscriber herein and similar representations by the other Investors contained in the Subscription Agreements, the offer and sale of the common stock in the manner contemplated by the Final PPM and the Subscription Agreements, including this Agreement, are exempt from the registration requirements of the Securities Act and applicable state securities laws.

Subscriber’s Initials:

(j)

 Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Shares by the Company to the Subscriber.

(k)

The consolidated financial statements of the Company and the Bank (including the related notes and supporting schedules) included or incorporated by reference in the SEC Filings present fairly in all material respects the consolidated financial position of the Company and the Bank as of the dates indicated therein and the consolidated results of their operations for the periods specified therein in conformity with GAAP applied on a consistent basis. Elliott Davis, LLC, who has certified the consolidated financial statements of the Company and the Bank, was a registered independent public accounting firm as required by the Securities Act and the rules and regulations of the SEC and the Public Company Accounting Oversight Board at the time of such certifications.

(l)

Since September 30, 2012, no event, occurrence or development has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(m)

The Company is a bank holding company registered under the BHCA. Except as has not and would not reasonably be expected to have a Material Adverse Effect, the Company and the Bank have conducted their businesses in compliance with all applicable federal, state and foreign laws, orders, judgments, decrees, rules, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of bank holding companies and banking organizations. The Company and the Bank have all permits, licenses, authorizations, orders and approvals of, and have made all filings, applications and registrations with, any Governmental Authorities that are required in order to carry on their business as presently conducted, except where the failure to have such permits, licenses, authorizations, orders and approvals or the failure to make such filings, applications and registrations, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect; and all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the actual knowledge of the Company’s executive officers (the “Knowledge of the Company” or the “Company’s Knowledge”), no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current, except where such absences, suspensions or cancellations, individually or in the aggregate, have not had or would not reasonably be expected to have a Material Adverse Effect. Except as described in the Final PPM, the Company has not received any communication from any Governmental Entity asserting that the Company or any subsidiary is not in material compliance with any statutes, regulations or ordinances, except where such failure to be in compliance would not reasonably be expected to have a Material Adverse Effect or threatening or contemplating revocation or limitation of, or which would have the effect of revoking or limiting, FDIC deposit insurance.

(n)

The Company is in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective.

(o)

To the Knowledge of the Company, the Company and the Bank do not have any liabilities or obligations (accrued, absolute, contingent or otherwise) of a nature that would be required to be accrued or reflected in a consolidated balance sheet prepared in accordance with GAAP, other than liabilities or obligations (A) that are reflected on, reserved against or disclosed in the notes to the Company’s consolidated balance sheets included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 or the Company’s Quarterly Report on Form 10-Q for the fiscal period ended September 30, 2012, or (B) that otherwise, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(p)

To the Knowledge of the Company, neither the Company or the Bank, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or the Bank, has (1) used any corporate funds for any material and unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (2) made any direct or indirect material and unlawful payment to any foreign or domestic government official or employee; (3) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (4) made any bribe, rebate, payoff, influence payment, kickback or other material and unlawful payment; or (5) made any payment of funds to the Company or the Bank or received or retained funds in material violation of any law, rule or regulation.

Subscriber’s Initials:

(q)

The Company is not, and has never been, an issuer identified in Rule 144(i)(1) under the 1933 Act as a “shell company”.

(r)

There is no litigation or similar proceeding or governmental proceeding pending or, to the Company’s Knowledge, threatened to which the Company or the Bank is a party or of which any property of the Company or the Bank is the subject that the Company’s management believes, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

(s)

The Company and the Bank currently maintain, or are covered by, insurance in such amounts and covering such risks as is considered by the Company to be reasonable for their respective operations and their known liabilities contingent and otherwise. To the Knowledge of the Company, such insurance of the Company and the Bank is valid and enforceable and in full force and effect in all material respect. The Company believes that it will be able to renew its existing insurance and the Bank’s insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that could not reasonably be expected to have a Material Adverse Effect.

(t)

The Company is not, and immediately following consummation of the transactions contemplated hereby and the application of the net proceeds as described in the Final PPM, the Company will not be, an “investment company” required to be registered under the Investment Company Act of 1940.

(u)

No labor disturbance by the employees of the Company exists or, to the Knowledge of the Company, is imminent which would reasonably be expected to have a Material Adverse Effect.

(v)

There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or the Bank or, to the Company’s Knowledge, any other entity for whose acts or omissions the Company is or may be liable upon any other property now or previously owned or leased by the Company or the Bank, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and the environment (“Environmental Law”), except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has Knowledge, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor the Bank has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the Company’s Knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or the Bank, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w)

The Company has filed all material federal, state and local income and franchise tax returns required to be filed with respect to the Company and the Bank through the date hereof (or has requested extensions thereof) and has paid all taxes due as reported thereon, and no tax deficiency has been determined adversely to the Company or the Bank which has had or, to the Company’s Knowledge, would reasonably be expected to have a Material Adverse Effect. To the Company’s Knowledge, the accruals and reserves on the books and records of the Company and the Bank in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since inception, the Company and the Bank have not incurred any material liability for taxes other than in the ordinary course of its business. There is no material tax lien, whether imposed by any federal, state or other taxing authority, outstanding against the material assets, properties or business of the Company or the Bank.

(x)

The Company (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) designed to ensure that material information relating to the Company and the Bank is made known to the chief executive officer and the chief financial officer of the Company by others

Subscriber’s Initials:

within those entities, and (ii) has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s outside auditors and the audit committee of the Company’s board of directors (x) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. To the Company’s Knowledge, there is no reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.

6.

Survival of Representations. The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter. If such representations and warranties shall not be true and accurate in any respect, the undersigned will, prior to such acceptance, give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

7.

Indemnification. Subscriber understands the meaning and legal consequences of the representations and warranties in this Agreement and agrees to indemnify and hold harmless the Company and each of its officers, managers, directors, affiliates, agents, and employees from and against any and all loss, damage or liability, including costs and expenses (including reasonable attorneys’ fees), due to or arising out of a breach of any such representations or warranties or any failure to fulfill any covenants or agreements contained in this Agreement. All representations, warranties, and covenants contained in this Agreement and the indemnification contained in this Paragraph 7 shall survive the acceptance of this Agreement and the Closing of the Offering. Notwithstanding the foregoing, however, no representation, warranty, acknowledgement, or agreement made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to Subscriber under federal or state securities laws that cannot be waived as a matter of law.

8.

Certificates; Legends. The Shares will not be deemed issued to or owned by the Subscriber until the Company shall issue in the name of the Subscriber a certificate evidencing ownership of the Shares. The certificates representing the Shares will bear the following or a substantially similar legend, and such other legends as may be required by applicable state securities laws, stating that their issuance has not been registered under the Securities Act or such state securities laws and referring to the above restrictions on transferability and resale, and a notation will also be made in the records of the Company so that transfers of the Shares will not be effected in the records of the Company without compliance with these restrictions:

THE ISSUANCE OF THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS (THE “STATE ACTS”), OR ANY OTHER APPLICABLE SECURITIES LAWS. THE SHARES OF COMMON STOCK REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT, THE STATE ACTS, AND ANY OTHER APPLICABLE SECURITIES LAW OR UNLESS, IN THE OPINION OF COUNSEL ACCEPTABLE TO INDEPENDENCE BANCSHARES, INC., SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT, THE STATE ACTS, AND ANY OTHER APPLICABLE SECURITIES LAW.

The certificates representing the Shares will not bear the legend set forth above (i) while a registration statement covering the resale of the Shares is effective under the Securities Act, (ii) following any sale of the Shares pursuant to Rule 144 (or any successor rule), (iii) if the Shares are eligible for sale under Rule 144(k) (or any successor rule), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the SEC staff). The Company will cause its legal counsel to issue a legal opinion to the Company’s transfer agent, if required by such transfer agent, to effect the removal of the legend

Subscriber’s Initials:

hereunder. The Company agrees that at such time as such legend is no longer required under this Section 8, it will, no later than 10 business days following the delivery by the Subscriber to the Company or its transfer agent of a certificate representing Shares issued with a restrictive legend, deliver or cause to be delivered to such Subscriber a certificate representing such Shares that is free from all restrictive and other legends.

9.

Miscellaneous

(a)

Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by the other party to reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

(b)

Each party hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated by the Offering, including fees and expenses of its own financial or other consultants, investment bankers, accountants, and legal counsel.

(c)

The Subscriber agrees that this Agreement shall survive the death or disability of the undersigned and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators, or personal representatives of the undersigned.

(d)

Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, and if to the Company, to 500 East Washington Street, Greenville, South Carolina 29601, Attention: Lawrence R. Miller, President and Chief Executive Officer, and if to the Subscriber, at the address set forth following its signature to this Agreement, or to such other address or to a fax number or email address as either the Company or Subscriber shall designate to the other by notice in writing (including email).

(e)

If any provision of this Agreement or any part hereof or the application hereof to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the remainder of such provision or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall remain in full force and effect to the fullest extent permitted by law. The parties also agree that if any portion of this Agreement, or any part hereof or application hereof, to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, then such objectionable provision shall be deemed modified to the extent necessary so as to make it valid, reasonable and enforceable.

(f)

This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to conflicts of law principles. Each party agrees that any suit, action or proceeding (a “Proceeding”) concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other transaction documents (whether brought against a party hereto or its respective affiliates, employees or agents) shall be commenced exclusively in the federal courts sitting in Greenville, South Carolina. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the federal courts sitting in Greenville, South Carolina, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such federal court sitting in Greenville, South Carolina, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING

Subscriber’s Initials:

ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g)

This Agreement, including the Accredited Investor Questionnaire attached hereto and the Registration Rights Agreement entered pursuant hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or modified only by a writing executed by the party to be bound thereby. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. This Agreement may be executed and delivered by email, facsimile, or other electronic transmission, which will constitute the legal delivery hereof.

Signatures Page(s) to Follow

Subscriber’s Initials:

SUBSCRIBER SIGNATURE PAGE TO

THE SUBSCRIPTION AGREEMENT WITH

INDEPENDENCE BANCSHARES, INC.

By signing below, I acknowledge that I have reviewed the Final PPM, including the Exhibits attached thereto, the Company’s most recent Forms 10-K, 10-Q, and Proxy Statement located on the SEC’s website and incorporated by reference into the Final PPM, and all other materials that I have requested in connection with my decision to make this investment, and I have had an opportunity to ask questions of and receive answers from representatives of the Company concerning my investment in the Shares.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date set forth below.

Signature:
Print name of individual or entity investing:
Include applicable title, if executing on behalf of an entity:

Co-Purchaser Signature (if applicable):
Print name of co-purchaser:

If an individual investor, please indicate form of ownership the undersigned desires for the Shares:
☐ Individual, ☐ Joint Tenants with Right of Survivorship,[1] ☐ Tenants in Common,[2] ☐ Qualified Trust,
☐ Custodian for

State of Residence:
Address:

Phone Number:	E-mail Address:
S.S.# or EIN:
Aggregate Investment Amount:
Date:

         _____________________

1 When stock is held as Joint Tenants with Right of Survivorship, upon the death of one owner, ownership of the stock will pass automatically to the surviving owner(s).

2 When stock is held as Tenants in Common, upon the death of one owner, ownership of the stock will be held by the surviving owner(s) and by the heirs of the deceased owner.

Subscriber’s Initials:

Accepted:

INDEPENDENCE BANCSHARES, INC.

By:
Name:
Title:

Date:
No. of Shares:

Subscriber’s Initials:

EXHIBIT A-1

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT A-2

ACCREDITED INVESTOR QUESTIONNAIRE

ACCREDITED INVESTOR QUESTIONNAIRE

**ALL INFORMATION WILL BE TREATED CONFIDENTIALLY**

INSTRUCTIONS: This Accredited Investor Questionnaire is being furnished to you because you have indicated an interest in purchasing shares of common stock, par value $0.01 per share (the “Shares”), of Independence Bancshares, Inc. (the “Company”). The purpose of this Accredited Investor Questionnaire is to provide certain assurances to the Company that you will meet the standards or requirements for exemption from registration under the federal and applicable state securities laws.

If the answer to any question is “None” or “Not Applicable,” please so state.

Your answers will at all times be kept confidential. However, by signing this Accredited Investor Questionnaire, you agree that the Company may present this Accredited Investor Questionnaire to such parties as it deems appropriate if called upon under law to establish the availability under the Securities Act of 1933 or any state securities law of an exemption from registration under such laws, or to establish compliance with other provisions of such laws or the Securities Exchange Act of 1934.

Please complete, sign, date, and return one copy of this Accredited Investor Questionnaire to the Company.

1.

Name of Investor:

Name of undersigned and title, if executing on behalf of an entity:

For individual investors:

Employer Name:

Age:

U.S. Citizen: Yes ☐ No ☐

College:

  Degree:

  Year:

Graduate School:

  Degree:

  Year:

2.

(For individuals) What is your net worth, including the net worth of your spouse, excluding your personal residence (excluding the value of the your and/or your spouse’s primary residence and the related amount of indebtedness secured by any such primary residence up to its fair market value; provided that any indebtedness secured by any such primary residence in excess of the value of the home should be considered a liability and deducted in the calculation of net worth)? Check the appropriate blank.

☐

under $1,000,000

☐

over $1,000,000

3.

(a)

(For individuals) What is your annual income (excluding the income of your spouse) from all sources for each of the last two calendar years and anticipated income (excluding the income of your spouse) for the current calendar year? Check the appropriate blank.

Year

Under $200,000

Over $200,000

2012 (expected)

☐

☐

2011

☐

☐

2010

☐

☐

A-2-1

Subscriber’s Initials:

(b)

(For individuals) What is your annual joint income (including the income of your spouse) from all sources for each of the last two calendar years and anticipated joint income (including the income of your spouse) for the current calendar year? Check the appropriate blank.

Year

  Under $300,000

 Over $300,000

2012 (expected)

☐

☐

2011

☐

☐

2010

☐

☐

4.

(For entities) The undersigned certifies that it is an accredited investor because it is (please initial where appropriate):

(a)

______

A bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

_____

A broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

______

An insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

______

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

______

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

______

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, where (please indicate with an “X” which applies):

______

The investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor; OR

______

The employee benefit plan has total assets in excess of $5,000,000; OR

______

The plan is self-directed, with investment decisions made solely by persons that are accredited investors;

(b)

______ A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(c)

______ An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(d)

______ A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

(e)

______ An entity in which all of the equity owners are accredited investors. Please provide the name of all equity investors of such entity. Those owners must fill out this questionnaire for individual investors.

A-2-2

Subscriber’s Initials:

The undersigned understands that this Investor Questionnaire is merely a request for information and is not an offer to sell or a solicitation of an offer to buy or a sale of the Shares and that no sale will occur prior to the acceptance of the Investor’s subscription by the Company. The undersigned understands that the undersigned may be required to furnish additional information.

The undersigned is aware and understands that the information provided herein will be relied upon by the Company and its representatives in determining the Investor’s status as an accredited investor or non-accredited investor, and, therefore, the undersigned represents and warrants that, to the best of the undersigned’s information and belief, the above information supplied by the undersigned is true and correct in all respects as of the date hereof, and the undersigned undertakes the obligation to notify the Company of any material change in the information presented herein that occurs prior to the acceptance of the Investor’s subscription.

Signed,

Date:

Investor

If executing on behalf of an entity:

By:

Name:

Title:

Co-Investor (if any)

A-2-3

Subscriber’s Initials:

EXHIBIT A-3

FORM W-9

FEDERAL INCOME TAX BACKUP WITHHOLDING

In order to prevent the application of federal income tax backup withholding, each subscriber must provide us with a correct Taxpayer Identification Number (“TIN”). An individual's social security number is his or her TIN. The TIN should be provided in the space provided in the Substitute Form W-9 below.

Under federal income tax law, any person who is required to furnish his or her correct TIN to another person, and who fails to comply with such requirements, may be subject to a $50 penalty imposed by the IRS.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Certain taxpayers, including all corporations, are not subject to these backup withholding and reporting requirements.

If the shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, “Applied For” should be written in the space provided for the TIN on the Substitute Form W-9.

SUBSTITUTE FORM W-9

Under penalties of perjury, I certify that: (i) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a Taxpayer Identification Number to be issued to me), and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

You must cross out item (ii) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are not longer subject to backup withholding, do not cross out item (ii).

Each subscriber should complete this section.

Signature of Subscriber	Signature of Co-Subscriber (if applicable)
Printed Name	Printed Name
Social Security or Employer Identification No.	Social Security or Employer Identification No.

A-3-1

Subscriber’s Initials: